Note 3. Accounts Receivable	12 Months Ended
Dec. 31, 2010
Trade and Other Accounts Receivable, Policy [Policy Text Block]
Note 3.  Accounts Receivable

Accounts receivables consisted of the following as of December 31, 2010 and 2009:

(in thousands)	2010	2009
License fees	$97	$724
Patient fees receivable	7	50
Other	5	39
Total receivables	109	813
Less allowance for doubtful accounts	(36)	(505)
Total receivables, net	$73	$308

We use the specific identification method for recording the provision for doubtful accounts, which was $36,000 and $505,000 as of December 31, 2010 and 2009, respectively.  Accounts written off against the allowance for doubtful accounts totaled $523,000 and $921,000 for the years ended December 31, 2010 and 2009, respectively.